Investor Presentation May 29, 2019 Exhibit 99.1

Forward Looking Statements Forward-Looking Statements   This presentation contains forward-looking statements intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements.   Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance that may ultimately prove to be inaccurate. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.   Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 22, 2019; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This presentation should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.   Pro Forma Information and Non-GAAP Financial Measures   This presentation includes pro forma financial results which include the combined results of operations for Fairmount Santrol and Unimin for periods preceding the June 1, 2018 merger. This presentation also includes non-GAAP financial measures, including EBITDA, adjusted EBITDA and other measures identified as “adjusted” results. Please refer to the Appendix for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor’s understanding of Covia’s financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for measures of performance calculated in accordance with GAAP, but should be viewed in addition to the results as reported by Covia. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Covia: A Leading Diversified Mineral and Material Solutions Company Covia is a leading provider of advanced mineral-based material solutions across Industrial and Energy markets Energy North America’s largest provider of sand-based proppants to the oil and gas sector 18 million tons of Northern White nameplate capacity at unit train capable facilities 8 million tons of in-basin capacity in the Permian and Mid-Con Broad array of proppant, cementing and dust mitigation products and last mile solutions serving every major shale play Integrated, low-cost distribution capabilities from mine to well Industrial More than 19 million tons of capacity Serving core markets - glass, ceramics, building products, coatings, polymers, metals and foundry across North America Diversified across minerals, markets and geographies providing resilient cash flow generation and multiple avenues of growth Expansive and strategically located footprint providing unique capabilities to serve a blue chip customer base

1 Rate of all incidents reportable to MSHA. 2 MSHA All Incident rate from table 2 of the Mine Injury and Worktime, Quarterly Report (January – December 2018, Preliminary). Leading safety performance Clearly Covia™ Unique Culture with Strong Focus on Safety Total Recordable Incident Rate 2018 Safety First Be Different Deliver on Promise Do Good. Do Well. Act Responsibly.

Unique Competitive Advantages Size, Scale and Geography Technical Innovation Distribution Network Product and Market Diversity

Strength Through Diversity of Businesses, Geographies and Minerals Industrial 45% Energy 55% 2018 Pro Forma Industrial Revenues¹ 2015 - 2018 Pro Forma Volumes¹ Geographies² Minerals 1 – Excludes HPQ business 2 – Geographic destination

INDUSTRIAL SEGMENT

A Diverse Mix of End Markets



Coatings and Polymers

- Paints
- Architectural coatings
- Agricultural films
- Antiblock additives

Foundry and Metals

- Transport - auto, rail & aerospace
- Equipment – construction agriculture & mining
- Household & building products
- Defense

Ceramics

- Tiles
- Sanitary ware
- Bathtubs & sinks

Building Products

- Grouts and mortars
- Commercial flooring
- Roofing shingles
- Quartz surfaces
- Fiberglass

Sports and Recreation

- Custom turf blends
- Golf bunker sand
- Play sand

Glass

- Containers
- Touch screens
- Automotive
- Architectural
- Solar

Other

- Commercial filtration
- Pool filters
- W&W Railroad


40-45%
15-20%
10-15%
10-15%
10-15%
<5%
<5%
Percentage of Industrial revenues by end market

Demonstrated leadership and customer knowledge across diversified end markets

COVIA
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Multi-Functional Products Serve Wide Customer Base



Product	Glass	Coatings & Polymers	Ceramics	Building Products	Foundry and Metals	Filtration	Sports & Recreation
Silica	✓	✓	✓	✓	✓	✓	✓
Nepheline Syenite	✓	✓	✓		✓	✓	
Feldspar	✓		✓				
Clay & Kaolin	✓	✓	✓	✓	✓		
Lime		✓		✓	✓	✓	
Coated Products					✓		✓
Custom Blending		✓		✓	✓		✓
Resin Systems					✓		
DST™ (Dust Suppression Technology)	✓			✓		✓	✓

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Resilient Industrial Segment Through Cycles Pro Forma Industrial Gross Profit¹ In millions 1 – Excludes gross profit generated by HPQ business Diverse mix of minerals, and markets and over 2,000 customers results in predictable and resilient results, even during Energy downturns

Differentiation from Aggregates Source: USGS Data, Internal Estimates Of the 4,000+ miners in the U.S., only ~5% serve the Specialized Industrial and Energy markets Primary End Markets – U.S. Miners Covia offers multiple minerals and over 1,000 different products, including value-added. Specific capabilities to apply chemistry and technology to minerals to enhance performance for customers. Unique, Multi-Mineral Offerings Mineral Quality and Chemistry Technology and Expertise Strategically Located Expansive coverage to serve North America’s largest industrial customers from multiple locations. What Distinguishes Specialized Industrial Miners Covia provides consistent quality to meet tight customer specifications through unique processing capabilities. is part of small group of miners who can meet the specialized needs of Industrial customers

Case Study – Glass Result: A decades-long relationship with Covia that has expanded in recent years Covia provides high-quality silica, feldspar and Nepheline Syenite – all critical ingredients in glass manufacturing. Team-to-team tech collaboration to enhance furnace performance, lower costs and improve safety of operations. Unique, Multi-Mineral Offerings Product Quality and Chemistry Technology and Expertise Strategically Located Covia’s large footprint can supply multiple plants across North America with just-in-time supply so that customer operations keep running consistently. Why a leading glass maker chooses Covia? Covia meets customer’s high-quality specs including sand size and chemistry through unique reserves and processing know-how.

Multiple Pathways to Capture Growth Largest reserves in North America Used primarily in glass, coatings & polymers and ceramics Share gains from substitute minerals driving growth Further expanding capacity to serve growing containerized glass market High-quality specification for glass manufacturers including low-iron content Fueled by Mexican brewers, who are experiencing strong export growth Well positioned to supply building products in region with robust construction Multi-product offering enhances value proposition to customers Plants Industrial Hybrid Mineral: Nepheline Syenite Market: Mexican Glass Geography: Southeast U.S.

ENERGY SEGMENT

Recent Energy Trends Market Trend Covia Position Overall proppant demand Estimated Q2 annualized demand in the high-80 million ton range, up from mid-70 million tons in Q1 Asset and logistics portfolio to reach all basins cost-competitively Northern White Sand Stabilizing supply and demand Increased average pricing $1 to $2 per ton in Q2 West TX Local Sand Oversupplied Two locations with strong contracted position and multiple product offerings help insulate Covia Last Mile Increasing pricing pressure Asset-light model to offer leading box or silo solutions without large capital investments Covia has a diversified and balanced Energy portfolio that aids in navigating changing market conditions

Tier 1 Proppant Asset Portfolio



	In-Basin	BNSF	CSX	CP	Union Pacific
					
Plants	Kermit, TX Crane,TX Seiling, OK	Wedron, IL Oregon, IL	Utica, IL	Tunnel City, WI	Kasota, MN
Primary Basin(s) Served	Permian, Mid-Con	Bakken, Mid-Con Rockies, Permian, Eagle Ford	Northeast	Bakken, Canada	Permian, Midcon, Rockies, Eagle Ford, Haynesville
Energy Capacity (mtpa)	8.0	8.5	3.1	3.2[1]	3.0[2]
Unit Train Capable	N/A	Yes	Yes	Yes	Yes

Unrivaled optionality of low-cost Northern White plants, complemented by low-cost in basin plants and 3.7 million tons of flexible hybrid capacity

1 – Currently rated to 1.2 mtpa
2 – Currently rated to 1.7 mtpa

COVIA

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Size and Scale Leading Logistics Capabilities Local In-Basin Northern White Curable & Tempered Propel SSP® DST™ Solutions for All Well Environments Raw Sand Resin Coated Sand Proppant Transport Dust Mitigation Well-located plants serving Permian and MidCon basins High-quality raw sand used in all basins Addresses flowback and high-pressure challenges Polymer coating improves completions efficiency, proppant placement and well productivity Coating to reduce respirable silica more cost effectively than engineered alternatives Product Portfolio Unmatched in Industry Multi-basin local sand Northern White Resin Coated Sand SSP Dust Mitigation Coating Last Mile CVIA ü ü ü ü ü ü Public Peer 1 ü ü Public Peer 2 ü ü ü Public Peer 3 ü ü ü Public Peer 4 ü ü Mine to Well Last Mile Offering integrated mine to well-site solutions thru multiple partnerships

Thought Leader on Technical Proppant Analysis Northern white sand has the ability to better withstand formation stress, and therefore achieve better conductivity. 100 Mesh 6k Continuous Hold Conductivity Testing Conductivity, mD-ft Greater Northern White conductivity after two weeks of testing 1.7x Northern White West Texas 60% decline 16% decline Northern White after 6k testing for 2 weeks WTX sample after 6k testing for 2 weeks Sand Type Typical Crush Strength (psi) 100 mesh White Sand 11-12k WTX Regional 9-10k With as little as a 2% average decline in productivity from using inferior proppant, lost revenue can exceed initial cost savings in less than a year Days Source: Stim-Lab and Covia

Financial Transition Slide FINANCIALS and OUTLOOK

Financial Highlights Highlights Q1 2019 Industrial and Energy volumes squarely within guidance Sequential strengthening across both segments in March Q2 2019 Industrial and Energy volume outlook remains in-line with previous guidance Expected tailwinds to improved Q2 results: Seasonal increase in sequential Industrial demand Improving Energy market conditions Growing local sand volumes Northern White sand price increases Lower costs Realization of profit optimization initiatives 2017 Q3 18 LTM

Repositioning for Energy Market Changes NWS capacity consolidated into low-cost footprint Millions of tons Millions 18.4% decrease Continued focus on optimizing costs Local sand capacity to meet customer needs

Strategy to Drive Shareholder Value Optimize Assets Multiple Levers Available for Net Debt Reduction Maximize Cash Flow Reduce Net Debt Predictable Industrial business: $225 million gross profit in 2018 Advantaged Energy assets that have been consolidated into low-cost footprint Capital discipline and reduced capital expenditures as 2019 progresses Structural cost improvements Improved working capital Sharp focus on reducing leverage to deliver shareholder value

Q1 2019 Results In millions Industrial Energy Total Company Volumes (tons) 3.6 4.4 8.0 Revenue $192.2 $236.1 $428.2 Gross Profit $51.6¹ $15.1 ² $66.7³ SG&A -- -- $42.04 Adjusted EBITDA -- -- $34.95 1 - Includes $0.5mm in purchase accounting charges 2 - Includes negative impacts of $2.1 mm from Voca shutdowns, $2.1 mm lease expense from lease accounting standard change and $0.4mm in purchase accounting charges 3 - Includes negative impacts of $2.1 mm from Voca shutdowns, $2.1 mm lease expense from lease accounting standard change and $0.9mm in purchase accounting charges 4 - Includes $2.8mm non-cash stock comp and $0.7mm in integration expenses 5 - Includes negative impact of $2.1mm from idle Voca losses and $0.9mm in purchase accounting charges

Outlook Industrial Q2 2019 Volumes ~3.8 million tons Energy Q2 2019 Volumes 5.0 to 5.3 million tons Total Company FY19 SG&A $160 - $170 million Includes ~$10mm in non-cash stock comp Capex $80 to $100 million

Appendix

Appendix: Non-GAAP Reconciliation Three months ended March 31, 2019 As Reported Net income (loss) from continuing operations attributable to Covia Holdings Corporation (52,245 Interest expense, net 25,603 Provision (benefit) for income taxes (4,054 Depreciation, depletion and amortization expense 58,095 EBITDA 27,399 Non-cash charges relating to operating leases(1) 2,100 Non-cash stock compensation expense(2) 2,767 Costs and expenses related to the Merger and integration(3) 651 Restructuring expenses(4) 2,002 Adjusted EBITDA $ 34,919 Net Income (Loss) Information & Reconciliation to Non-GAAP Measures (unaudited) The following table reconciles EBITDA and Adjusted EBITDA, non-GAAP financial measures, to the most directly comparable GAAP measure, net income (loss) from continuing operations (amounts in thousands) (1) Represents amount of operating lease expense incurred for the three months ended March 31, 2019 related to intangible assets that were reclassified to Operating right-of-use assets, net on the Condensed Consolidated Balance Sheets, as a result of the adoption of Topic 842. The expense, previously recognized as non-cash amortization expense, is now recognized in Cost of goods sold (excluding depreciation, depletion, and amortization shown separately) on the Condensed Consolidated Statement of Income (Loss). (2) Represents the non-cash expense for stock-based awards issued to employees and outside directors. Stock compensation expenses are reported in Selling, general & administrative expenses ("SG&A"). (3) Costs and expenses related to the Merger with Fairmount Santrol include legal, accounting, financial advisory services, severance, debt extinguishment, and integration expenses. (4) Represents expenses associated with restructuring activities as a result of the Merger and idled plant facilities, including, pension and severance expenses, in addition to other liabilities recognized.